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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): March 13, 2003
                                (March 2, 2003)


                          PHILIP SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


        DELAWARE                   0-30417                 98-0131394
       (State of                 (Commission              (IRS Employer
     Incorporation)              File Number)          Identification No.)

                          5151 SAN FELIPE, SUITE 1600
                              HOUSTON, TEXAS 77056
                    (Address of Principal Executive Offices)

                                 (713) 623-8777
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

         On March 10, 2003, Philip Services Corporation, a Delaware corporation ("PSC"), issued a press release announcing that it has sold five of its Project Services Division ("PSD") business groups to a subsidiary of Fluor Corporation. PSD is a part of PSC Industrial Outsourcing, Inc., a Delaware corporation ("PSCIOI") and indirect wholly owned subsidiary of PSC. The PSD business groups sold were PSCIOI's Electrical and Instrumentation Services Unit ("SECO") and Specialty Welding Services Unit (comprising PSCIOI's Piping and Fabrication Services, Power Services (solely as such power services relate to boiler and mechanical services that are incidental to mechanical turnaround services) and Mechanical Turnaround Services for the Western, Eastern and Central Service Districts.) The sale did not include the working capital of the sold PSD business groups. Furthermore, the sale excluded PSCIOI's Union Contracting Services Unit and the Specialty Services Unit (comprising PSCIOI's refractory and catalyst operations).

         The assets of the sold PSD business groups were held by Luling Acquisition, L.L.C., a Delaware limited liability company ("Luling") and wholly owned subsidiary of PSCIOI. Effective as of March 2, 2003, 100% of the membership interests in Luling were sold to Plant Performance Services LLC, a Delaware limited liability company and wholly owned subsidiary of Fluor Enterprises, Inc., a California corporation ("Fluor"). In connection with the sale of the membership interests, PSCIOI transferred the customer contracts related to the sold PSD business groups to Fluor, effective as of March 2, 2003.

         A copy of the press release announcing the sale is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements - Not Applicable

         (b)      Pro Forma Information - Not Applicable

         (c)      Exhibits

                    10.1* - Membership Interests and Asset Purchase Agreement,
                           effective as of March 2, 2003, by and among Philip Services Corporation, PSC Industrial Outsourcing, Inc., Fluor Enterprises, Inc. and Plant Performance Services LLC.

                    99.1 - Press Release dated March 10, 2003.

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* This Agreement omits certain exhibits and schedules which will be provided upon request.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:    March 13, 2003                        PHILIP SERVICES CORPORATION



                                               By: /s/ Michael W. Ramirez
                                                  ----------------------------
                                                   Michael W. Ramirez,
                                                   Senior Vice President and
                                                   Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit No.   Exhibit

 10.1*  --    Membership Interests and Asset Purchase Agreement, effective as of March 3, 2003, by and among Philip Services Corporation, PSC
              Industrial Outsourcing, Inc., Fluor Enterprises, Inc. and Plant
              Performance Services LLC.

99.1   --     Press Release dated March 10, 2003.

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* This Agreement omits certain exhibits and schedules which will be provided upon request.